Exhibit 1(e)

                    EIGHTH AMENDMENT DATED DECEMBER 14, 1999

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of the Global Life Sciences Portfolio and the Global Technology Portfolio as series of Janus Aspen
Series:

                                   SCHEDULE A

          Series of the Trust                     Available Classes

          Aggressive Growth Portfolio             Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Balanced Portfolio                      Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Capital Appreciation Portfolio          Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Equity Income Portfolio                 Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Flexible Income Portfolio               Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Global Life Sciences Portfolio          Institutional Shares
                                                  Retirement Shares

          Global Technology Portfolio             Institutional Shares
                                                  Retirement Shares

          Growth Portfolio                        Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Growth and Income Portfolio             Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

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          High-Yield Portfolio                    Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          International Growth Portfolio          Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Money Market Portfolio                  Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

          Worldwide Growth Portfolio              Institutional Shares
                                                  Retirement Shares
                                                  Service Shares

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